UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2007

VCA ANTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard

Los Angeles, California 90064-1022

(Address of Principal Executive Offices, Zip Code)

(310) 571-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Base Salaries

On December 27, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of VCA Antech, Inc. (the “Company”) approved the following base salaries of certain of its executive officers:

Name	Title	Base Salary
Robert L. Antin (1)	Chairman, President & Chief Executive Officer	$858,000
Arthur J. Antin (1)	Chief Operating Officer & Senior Vice President	$546,000
Tomas W. Fuller (1)	Chief Financial Officer, Vice President & Secretary	$369,200
Neil Tauber	Senior Vice President	$369,200
Dawn Olsen	Principal Accounting Officer, Vice President & Controller	$234,000

These base salaries represent a 4% increase in the base salary of each of the identified executive officers.

(1) Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

Post-Retirement Medical Benefits

On December 27, 2007, the Committee authorized the Company to enter into post-retirement medical benefits coverage agreements with the following executive officers: Robert L. Antin, Arthur J. Antin, Neil Tauber and Tomas W. Fuller (each a “Medical Benefits Agreement” and collectively the “Medical Benefits Agreements”). The material provisions of the Medical Benefits Agreement for each executive officer is summarized below.

ROBERT L. ANTIN

Pursuant to the Medical Benefits Agreement for Robert L. Antin, Mr. Antin and his family will continue to receive medical benefits coverage from the date employment is terminated until the last to occur of Mr. Antin’s death, the death of Mr. Antin’s spouse, or the end of the year in which each of Mr. Antin’s children has a 25th birthday. The medical benefits coverage afforded to Mr. Antin and his family after the termination of his employment will be at least as favorable as the most favorable level, type and basis of medical coverage provided to Mr. Antin and his family at any time during the five years prior to termination. Upon Mr. Antin’s

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eligibility for Medicare or a similar program, Mr. Antin will have the option to enroll in Medicare or such similar program. If Mr. Antin or any eligible family member elects to enroll in such program, the Company’s obligation under the Medical Benefits Agreement will be limited to providing Medicare supplementary coverage and Executive Edge Medical Reimbursement Insurance or a substantially similar policy. The Medical Benefits Agreement includes an additional payment to Mr. Antin equal to all federal, state and local taxes incurred by Mr. Antin as a result of the continuation of medical benefits coverage.

ARTHUR J. ANTIN

Pursuant to the Medical Benefits Agreement for Arthur J. Antin, Mr. Antin and his family will continue to receive medical benefits coverage commencing on or after the date that Mr. Antin attains age 60 until the last to occur of Mr. Antin’s death, the death of Mr. Antin’s spouse, or the end of the year in which each of Mr. Antin’s children has a 25th birthday. The medical benefits coverage afforded to Mr. Antin and his family after the termination of his employment will be at least as favorable as the most favorable level, type and basis of medical coverage provided to Mr. Antin and his family at any time during the five years prior to termination. Upon Mr. Antin’s eligibility for Medicare or a similar program, Mr. Antin will have the option to enroll in Medicare or such similar program. If Mr. Antin or any eligible family member elects to enroll in such program, the Company’s obligation under the Medical Benefits Agreement will be limited to providing Medicare supplementary coverage and Executive Edge Medical Reimbursement Insurance or a substantially similar policy. The coverage provided by the Company is secondary to any employer’s group medical plan in which Mr. Antin or an eligible family member participates as an active employee, any employer’s group medical plan in which Mr. Antin is covered as the spouse or dependent or an active employee, any individual medical benefits coverage under which Mr. Antin or an eligible family member is covered, or Medicare coverage. The Medical Benefits Agreement includes an additional payment to Mr. Antin equal to all federal, state and local taxes incurred by Mr. Antin as a result of the continuation of medical benefits coverage.

NEIL TAUBER

Pursuant to the Medical Benefits Agreement for Neil Tauber, Mr. Tauber and his family will continue to receive medical benefits coverage commencing on or after the date that Mr. Tauber attains age 60 until the last to occur of Mr. Tauber’s death, the death of Mr. Tauber’s spouse, or the end of the year in which each of Mr. Tauber’s children has a 25th birthday. The medical benefits coverage afforded to Mr. Tauber and his family after the termination of his employment will be at least as favorable as the most favorable level, type and basis of medical coverage provided to Mr. Tauber and his family at any time during the five years prior to termination. Upon Mr. Tauber’s eligibility for Medicare or a similar program, Mr. Tauber will have the option to enroll in Medicare or such similar program. If Mr. Tauber or any eligible family member elects to enroll in such program, the Company’s obligation under the Medical Benefits Agreement will be limited to providing Medicare supplementary coverage and Executive Edge Medical Reimbursement Insurance or a substantially similar policy.

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The coverage provided by the Company is secondary to any employer’s group medical plan in which Mr. Tauber or an eligible family member participates as an active employee, any employer’s group medical plan in which Mr. Tauber is covered as the spouse or dependent or an active employee, any individual medical benefits coverage under which Mr. Tauber or an eligible family member is covered, or Medicare coverage. The Medical Benefits Agreement includes an additional payment to Mr. Tauber equal to all federal, state and local taxes incurred by Mr. Tauber as a result of the continuation of medical benefits coverage.

TOMAS W. FULLER

Pursuant to the Medical Benefits Agreement for Tomas W. Fuller, Mr. Fuller and his family will continue to receive medical benefits coverage commencing on or after the date that Mr. Fuller attains age 60 until the last to occur of Mr. Fuller’s death, the death of Mr. Fuller’s spouse, or the end of the year in which each of Mr. Fuller’s children has a 25th birthday. The medical benefits coverage afforded to Mr. Fuller and his family after the termination of his employment will be at least as favorable as the most favorable level, type and basis of medical coverage provided to Mr. Fuller and his family at any time during the five years prior to termination. Upon Mr. Fuller’s eligibility for Medicare or a similar program, Mr. Fuller will have the option to enroll in Medicare or such similar program. If Mr. Fuller or any eligible family member elects to enroll in such program, the Company’s obligation under the Medical Benefits Agreement will be limited to providing Medicare supplementary coverage and Executive Edge Medical Reimbursement Insurance or a substantially similar policy. The coverage provided by the Company is secondary to any employer’s group medical plan in which Mr. Fuller or an eligible family member participates as an active employee, any employer’s group medical plan in which Mr. Fuller is covered as the spouse or dependent or an active employee, any individual medical benefits coverage under which Mr. Fuller or an eligible family member is covered, or Medicare coverage. The Medical Benefits Agreement includes an additional payment to Mr. Fuller equal to all federal, state and local taxes incurred by Mr. Fuller as a result of the continuation of medical benefits coverage.

Neil Tauber Severance Amendment

On December 27, 2007, the Committee approved an amendment to the severance provisions in an agreement between Neil Tauber and the Company. The agreement provided that upon a termination of his employment for any reason other than “Cause” as defined therein, Mr. Tauber will receive post-termination severance equal to the base salary he would have earned during the twelve months following the date of his termination, reduced by the amount of any payments to be paid to him under any long-term disability insurance policy maintained by the Company for his benefit. The amendment alters this provision such that upon a termination of his employment for any reason other than “Cause,” Mr. Tauber will receive post-termination severance equal to the base salary he would have earned during the twenty-four months following the date of his termination, reduced by the amount of any payments to be paid to him under any long-term disability insurance policy maintained by the Company for his benefit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007

VCA ANTECH, INC.

/s/ Tomas W. Fuller
Name: Tomas W. Fuller
Title: Chief Financial Officer

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